EXHIBIT 10.45

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

Dated as of July 29, 2002

AMONG

CITIZENS BANK OF MASSACHUSETTS

(AS LENDER AND AS AGENT)

AND

THE FINANCIAL INSTITUTIONS PARTY HERETO

FROM TIME TO TIME

(AS LENDERS)

WITH

PC CONNECTION, INC.

(AS BORROWER)

AND

COMTEQ FEDERAL OF NEW HAMPSHIRE, INC.

GOVCONNECTION, INC.

MERRIMACK SERVICES CORPORATION

PC CONNECTION SALES CORPORATION

PC CONNECTION SALES OF MASSACHUSETTS, INC.

MOREDIRECT, INC.

(AS GUARANTORS)

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is entered into as of July 29, 2002 by and among PC CONNECTION, INC., a Delaware corporation (the “Borrower”), as borrower, COMTEQ FEDERAL OF NEW HAMPSHIRE, INC., a Delaware corporation, GOVCONNECTION, INC., a Maryland corporation, MERRIMACK SERVICES CORPORATION, a Delaware corporation, PC CONNECTION SALES CORPORATION, a Delaware corporation, PC CONNECTION SALES OF MASSACHUSETTS, INC., a Delaware corporation and MOREDIRECT, INC., a Florida corporation (together, the “Guarantors” and each, a “Guarantor”), as guarantors, CITIZENS BANK OF MASSACHUSETTS (the “Agent”), as agent and the lenders’ party thereto (the “Lenders”), as lenders.

Recitals

The Borrower, the Lenders, the Guarantors and the Agent are parties to an Amended and Restated Credit and Security Agreement dated as of May 31, 2002, as amended (the “Loan Agreement”). The Borrower, the Lenders, the Guarantors and the Agent desire to amend the Loan Agreement as set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

NOW, THEREFORE, the Borrower, the Lenders, the Guarantors and the Agent hereby amend the Loan Agreement as follows:

Section 1. Definitions. Article I of the Loan Agreement is hereby amended as follows:

(a) Section 1.2 of the Loan Agreement is amended by adding the definition “DFS” in appropriate alphabetical order thereto:

“DFS” shall be Deutsche Financial Services Corporation, a Nevada corporation.

(b) Section 1.2 of the Loan Agreement is amended by deleting the definition of “Maximum Advance Amount” in its entirety and replacing it with the following:

“Maximum Advance Amount” shall mean $45,000,000.

(c) The definition of “Obligations” in Section 1.2 of the Loan Agreement is amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, the definition of Obligations shall not include any loans, advances, debts, liabilities, obligations, covenants or duties owing by the Borrower or any Guarantor to DFS or any of its affiliates in connection with any inventory or equipment financing (other than Advances made by DFS hereunder).

(d) The definition of “Permitted Vendor Debt” in Section 1.2 of the Loan Agreement is amended by deleting the reference to Deutsche Financial Services Corporation and replacing it with the phrase “DFS (other than Advances made by DFS hereunder)”

Section 2. Revolving Advances. Article II of the Loan Agreement is hereby amended by deleting Section 2.1(c) in its entirety.

Section 3. Collateral Audit. Article III of the Loan Agreement is hereby amended by adding the following sentence at the end of Section 3.4 thereof:

Any Lender may accompany the Agent during the performance of a Collateral Audit at such Lender’s expense.

Section 4. Monthly Financial Statements. Article IX of the Loan Agreement is hereby amended by deleting Section 9.9 in its entirety and replacing it with the following:

9.9 Bi-Monthly Financial Reporting. Furnish Agent within ten (10) days after the end of the second full week of each month and as of the end of each month, including the last month of the fiscal year and the second full week of such last month (a) accounts receivable agings, (b) accounts payable schedules and (c) a Borrowing Base Certificate in form and substance reasonably satisfactory to Agent, provided that none of the foregoing reports shall be binding upon Agent or restrictive of Agent’s rights under this Agreement.

Section 5. Events of Default. Article X of the Loan Agreement is hereby amended by deleting the reference to “Other Agreement” in Section 10.1(d) and replacing it with “Other Document.”

Section 6. Entire Understanding. Article XV of the Loan Agreement is hereby amended as follows:

(a) Section 15.2(b) of the Loan Agreement is hereby amended by deleting subparagraphs (i) through (vii) and replacing such provision with the following subparagraphs (i) through (ix):

(i) increase the Commitment Percentage, the maximum dollar commitment of any Lender or the Maximum Advance Amount;

(ii) extend the maturity of any Note or the due date for any amount payable hereunder, or increase or decrease the rate of interest or reduce any fee or Indebtedness payable by Borrower to Lenders pursuant to this Agreement;

(iii) alter the definition of the term Required Lenders or alter, amend or modify this Section 15.2(b);

(iv) release any Collateral during any calendar year (other than in accordance with the provisions of this Agreement, including Section 7.1 hereof);

(v) change the rights and duties of Agent;

(vi) increase or decrease the Advance Rates or reserves above or below the Advance Rates and reserves in effect on the Closing Date;

(vii) release any Guarantor;

(viii) waive, amend or change any financial covenant or Section 2.1(a)(y)(v) hereof; or

(ix) permit any acquisition by the Borrower or any Guarantor for an aggregate consideration of greater than $5,000,000.

(b) Section 15.2(b) of the Loan Agreement is hereby amended by deleting the last two paragraphs thereof.

Section 7. Commitment Transfer and Waiver of Transfer Fee. Upon the satisfaction of the conditions set forth in Section 8 hereof, the Commitment Percentage of Citizens Bank of Massachusetts shall be 55.56%, of Fleet National Bank shall be 22.22% and of Deutsche Financial Services Corporation shall be 22.22%. The parties hereto hereby agree to waive payment by DFS as Purchasing Lender of the $3,500 transfer fee required to be paid pursuant to the terms of Section 15.3(d) of the Loan Agreement.

Section 8. Effectiveness; Conditions to Effectiveness. This Second Amendment shall become effective upon execution hereof by the Borrower and the Lenders and satisfaction of the following conditions:

(a) Execution and delivery to the Agent of a Commitment Transfer Supplement by and among Citizens Bank of Massachusetts, Deutsche Financial Services Corporation and the Borrower;

(b) Execution and delivery to the Agent of (i) a $10,000,000 Revolving Credit Note by the Borrower in favor of Deutsche Financial Services Corporation and (ii) a $25,000,000 Amended and Restated Revolving Credit Note in favor of Citizens Bank of Massachusetts (collectively, the “Revised Notes”);

(c) Receipt by Deutsche Financial Services Corporation of an amendment fee of $16,666.67 from the Borrower;

(d) Copies of resolutions of the Board of Directors of the Borrower and the Guarantors authorizing the execution, delivery and performance by the Borrower and the Guarantors under this Second Amendment and by the Borrower under the Revised Notes and certified by a Secretary or an Assistant Secretary of the Borrower and the Guarantors, which certificates shall state that the resolutions are in full force and effect;

(e) Certificate of the Secretary or Assistant Secretary of the Borrower and the Guarantors certifying the name and signatures of the officers of the Borrower and the Guarantors authorized to sign this Second Amendment, the Revised Notes and other documents to be delivered in connection therewith, as well as certifying that the articles of incorporation and by-laws of the Borrower and the Guarantors have not been amended since the last date that such corporate documents were delivered to the Agent;

(f) Legal Opinions of counsel to the Borrower and the Guarantors in form and substance satisfactory to Agent;

(g) Certificates of legal existence and good standing dated as of a recent date for each of the Borrower and Guarantors issued by the appropriate governmental authorities.

(h) All other documents as the Agent and the Lenders may reasonably request.

Section 9. Miscellaneous.

(a) The Borrower agrees that each of the Documents shall remain in full force and effect after giving effect to this Second Amendment. The guarantees of the Borrower’s Subsidiaries guarantee all of the Obligations as may be amended by this Second Amendment.

(b) This Second Amendment represents the entire agreement among the parties hereto relating to this Second Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Second Amendment.

(c) The Borrower agrees to pay on demand all of the Agent’s reasonable expenses in preparing, executing and delivering this Second Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent’s special counsel.

(d) The Borrower hereby confirms to the Agent that the representations and warranties of the Borrower set forth in Article 5 of the Loan Agreement (as amended and supplemented hereby) are true and correct as of the date hereof, as if set forth herein in full.

(e) The Borrower has reviewed the provisions of this Second Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time and there is no Event of Default thereunder, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

(f) The Borrower represents and warrants that the execution, delivery or performance by the Borrower of any of the obligations contained in this Second Amendment or in any other Document do not require the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.

(g) This Second Amendment shall be a Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts without regard to principles relating to choice of law.

[Signature page to follow]

IN WITNESS WHEREOF, the Borrower, the Lenders, the Guarantors and the Agent have caused this Second Amendment to Amended and Restated Credit and Security Agreement to be executed by their duly authorized officers as of the date first set forth above.

PC CONNECTION, INC., as Borrower

By:	/s/ Mark A Gavin
Name:	Mark A. Gavin
Title:	CFO

COMTEQ FEDERAL OF NEW HAMPSHIRE, INC., as Guarantor

By:	/s/ Gary Sorkin
Name:	Gary Sorkin
Title:	Treasurer

GOVCONNECTION, INC., as Guarantor

By:	/s/ Gary Sorkin
Name:	Gary Sorkin
Title:	President

MERRIMACK SERVICES CORPORATION, as Guarantor

By:	/s/ Mark A Gavin
Name:	Mark A. Gavin
Title:	CFO

PC CONNECTION SALES CORPORATION, as Guarantor

By:	/s/ Robert Wilkins
Name:	Robert Wilkins
Title:	Treasurer

PC CONNECTION SALES OF MASSACHUSETTS, INC., as Guarantor

By:	/s/ Robert Wilkins
Name:	Robert Wilkins
Title:	Treasurer

MOREDIRECT, INC., as Guarantor

By:	/s/ Scott Modist
Name:	Scott Modist
Title:	CFO

CITIZENS BANK OF MASSACHUSETTS, as Lender and as Agent

By:	/s/ James C. Gregg
Name:	James C. Gregg
Title:	Senior Vice President & Managing Director

28 State Street 13[t]h Floor Boston, Massachusetts 02109

FLEET NATIONAL BANK

By:	/s/ Kenneth R. Sheldon
Name:	Kenneth R. Sheldon
Title:	Vice President

1155 Elm Street
Manchester, NH 03101

DEUTSCHE FINANCIAL SERVICES CORPORATION

By:	/s/ Kenneth C. MacDonell
Name:	Kenneth C. MacDonell
Title:	Vice President

625 Maryville Center Drive, Suite 200 St Louis, MO 63141